As filed with the Securities and Exchange Commission on January 14, 2005.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 14, 2005 (January 14, 2005)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State of other jurisdiction of incorporation)	0-19312 (Commission File Number)	22-2822175 (IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits.

Signature

Item 8.01.              Other Events.

On January 14, 2005, Medarex, Inc. issued a press release to announce that it had completed the previously announced redemption of all of its 4.25% convertible senior notes due August 15, 2010.  A copy of the Press Release is attached to this Current Report of Form 8-K as Exhibit 99.1.

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific references in such a filing.

Item 9.01       Financial Statements and Exhibits.

(c)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number
99.1	Press Release issued January 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: January 14, 2005	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Press Release issued January 14, 2005